RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2019

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Marketing & Communications
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
On March 22, 2019, the Company's wholly owned subsidiary RenaissanceRe Specialty Holdings (UK) Limited completed its previously announced purchase of all the share capital of Tokio Millennium Re AG (now known as RenaissanceRe Europe AG), Tokio Millennium Re (UK) Limited (now known as RenaissanceRe (UK) Limited) and their subsidiaries (collectively, the “TMR Group Entities”) (the “TMR Stock Purchase”). The Company accounted for the acquisition of the TMR Group Entities under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic Business Combinations. The operating activities of the TMR Group Entities from the acquisition date, March 22, 2019, through March 31, 2019 were not material and, as a result, were not included in the Company's consolidated statements of operations for the three months ended March 31, 2019. The operating activities of the TMR Group Entities from the acquisition date, March 22, 2019, through September 30, 2019 are included in the Company's consolidated statements of operations for the three and nine months ended September 30, 2019. At September 30, 2019, June 30, 2019 and March 31, 2019, the Company's consolidated balance sheet reflects the combined entities.
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “tangible book value per common share”, “tangible book value per common share plus accumulated dividends" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 19 through 22 for Comments on Regulation G.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Highlights
Gross premiums written	$861,068	$1,476,908	$1,564,295	$547,755	$625,677	$3,902,271	$2,762,672
Underwriting (loss) income	$(3,368)	$170,833	$154,109	$(82,349)	$(29,015)	$321,574	$327,204

Net investment income	$113,844	$115,832	$81,462	$53,338	$80,696	$311,138	$208,528
Net realized and unrealized gains (losses) on investments	31,938	194,003	170,645	(88,654)	13,630	396,586	(86,415)
Total investment result	$145,782	$309,835	$252,107	$(35,316)	$94,326	$707,724	$122,113

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$36,698	$367,854	$273,717	$(83,906)	$32,681	$678,269	$281,182
Operating income available to RenaissanceRe common shareholders (1)	$12,966	$212,572	$154,360	$4,797	$17,846	$379,898	$344,230

Total investments	$16,947,893	$16,388,316	$14,852,848	$11,885,747	$11,545,691	$16,947,893	$11,545,691
Total assets	$25,644,210	$26,086,961	$24,559,600	$18,676,196	$17,096,394	$25,644,210	$17,096,394
Reserve for claims and claim expenses	$8,602,437	$8,484,848	$8,391,484	$6,076,271	$4,952,498	$8,602,437	$4,952,498
Total shareholders' equity attributable to RenaissanceRe	$5,951,235	$5,912,842	$5,554,033	$5,045,080	$4,886,521	$5,951,235	$4,886,521

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.83	$8.35	$6.43	$(2.10)	$0.82	$15.57	$7.02
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$0.29	$4.78	$3.60	$0.11	$0.45	$8.64	$8.62
Book value per common share	$120.07	$119.17	$111.05	$104.13	$105.21	$120.07	$105.21
Tangible book value per common share (1)	$113.52	$112.57	$104.39	$97.85	$98.58	$113.52	$98.58
Tangible book value per common share plus accumulated dividends (1)	$133.86	$132.57	$124.05	$117.17	$117.57	$133.86	$117.57
Change in tangible book value per common share plus change in accumulated dividends (1)	1.1%	8.2%	7.0%	(0.4)%	1.1%	17.1%	6.8%

Financial ratios
Combined ratio	100.4%	81.3%	72.0%	114.3%	105.5%	86.4%	76.7%
Return on average common equity - annualized	2.8%	28.9%	23.5%	(7.8)%	3.1%	18.2%	9.1%
Operating return on average common equity - annualized (1)	1.0%	16.7%	13.3%	0.4%	1.7%	10.2%	11.1%
Total investment return - annualized	3.6%	8.0%	8.0%	(1.2)%	3.3%	6.0%	1.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Revenues
Gross premiums written	$861,068	$1,476,908	$1,564,295	$547,755	$625,677	$3,902,271	$2,762,672
Net premiums written	$704,130	$1,022,965	$929,031	$411,094	$453,255	$2,656,126	$1,720,808
Decrease (increase) in unearned premiums	202,618	(111,463)	(379,003)	163,519	78,594	(287,848)	(319,292)
Net premiums earned	906,748	911,502	550,028	574,613	531,849	2,368,278	1,401,516
Net investment income	113,844	115,832	81,462	53,338	80,696	311,138	208,528
Net foreign exchange (losses) gains	(8,275)	9,309	(2,846)	(932)	(4,566)	(1,812)	(11,496)
Equity in earnings of other ventures	5,877	6,812	4,661	4,143	7,648	17,350	14,331
Other (loss) income	1,016	922	3,171	5,489	497	5,109	480
Net realized and unrealized gains (losses) on investments	31,938	194,003	170,645	(88,654)	13,630	396,586	(86,415)
Total revenues	1,051,148	1,238,380	807,121	547,997	629,754	3,096,649	1,526,944
Expenses
Net claims and claim expenses incurred	654,520	453,373	227,035	477,638	410,510	1,334,928	642,380
Acquisition expenses	202,181	227,482	123,951	120,465	109,761	553,614	312,524
Operational expenses	53,415	59,814	44,933	58,859	40,593	158,162	119,408
Corporate expenses	13,844	23,847	38,789	12,108	6,841	76,480	21,875
Interest expense	15,580	15,534	11,754	11,765	11,769	42,868	35,304
Total expenses	939,540	780,050	446,462	680,835	579,474	2,166,052	1,131,491
Income (loss) before taxes	111,608	458,330	360,659	(132,838)	50,280	930,597	395,453
Income tax (expense) benefit	(3,664)	(9,475)	(7,531)	8,852	(1,451)	(20,670)	(2,550)
Net income (loss)	107,944	448,855	353,128	(123,986)	48,829	909,927	392,903
Net (income) loss attributable to noncontrolling interests	(62,057)	(71,812)	(70,222)	49,269	(6,440)	(204,091)	(90,822)
Net income (loss) attributable to RenaissanceRe	45,887	377,043	282,906	(74,717)	42,389	705,836	302,081
Dividends on preference shares	(9,189)	(9,189)	(9,189)	(9,189)	(9,708)	(27,567)	(20,899)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$36,698	$367,854	$273,717	$(83,906)	$32,681	$678,269	$281,182

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$0.83	$8.36	$6.43	$(2.10)	$0.82	$15.58	$7.02
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.83	$8.35	$6.43	$(2.10)	$0.82	$15.57	$7.02
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$0.29	$4.78	$3.60	$0.11	$0.45	$8.64	$8.62

Return on average common equity - annualized	2.8%	28.9%	23.5%	(7.8)%	3.1%	18.2%	9.1%
Operating return on average common equity - annualized (1)	1.0%	16.7%	13.3%	0.4%	1.7%	10.2%	11.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended September 30, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$314,400	$546,668	$—	$861,068
Net premiums written	$302,982	$401,148	$—	$704,130
Net premiums earned	$444,332	$462,416	$—	$906,748
Net claims and claim expenses incurred	338,260	316,099	161	654,520
Acquisition expenses	79,521	122,654	6	202,181
Operational expenses	34,238	19,198	(21)	53,415
Underwriting (loss) income	$(7,687)	$4,465	$(146)	$(3,368)

Net claims and claim expenses incurred - current accident year	$345,880	$319,087	$—	$664,967
Net claims and claim expenses incurred - prior accident years	(7,620)	(2,988)	161	(10,447)
Net claims and claim expenses incurred - total	$338,260	$316,099	$161	$654,520

Net claims and claim expense ratio - current accident year	77.8%	69.0%		73.3%
Net claims and claim expense ratio - prior accident years	(1.7)%	(0.6)%		(1.1)%
Net claims and claim expense ratio - calendar year	76.1%	68.4%		72.2%
Underwriting expense ratio	25.6%	30.6%		28.2%
Combined ratio	101.7%	99.0%		100.4%

	Three months ended September 30, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$301,413	$324,264	$—	$625,677
Net premiums written	$232,632	$220,623	$—	$453,255
Net premiums earned	$293,059	$238,791	$(1)	$531,849
Net claims and claim expenses incurred	265,857	144,671	(18)	410,510
Acquisition expenses	45,524	64,238	(1)	109,761
Operational expenses	25,577	14,976	40	40,593
Underwriting (loss) income	$(43,899)	$14,906	$(22)	$(29,015)

Net claims and claim expenses incurred - current accident year	$268,022	$151,904	$—	$419,926
Net claims and claim expenses incurred - prior accident years	(2,165)	(7,233)	(18)	(9,416)
Net claims and claim expenses incurred - total	$265,857	$144,671	$(18)	$410,510

Net claims and claim expense ratio - current accident year	91.5%	63.6%		79.0%
Net claims and claim expense ratio - prior accident years	(0.8)%	(3.0)%		(1.8)%
Net claims and claim expense ratio - calendar year	90.7%	60.6%		77.2%
Underwriting expense ratio	24.3%	33.2%		28.3%
Combined ratio	115.0%	93.8%		105.5%

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$2,185,984	$1,716,287	$—	$3,902,271
Net premiums written	$1,411,327	$1,244,799	$—	$2,656,126
Net premiums earned	$1,160,090	$1,208,188	$—	$2,368,278
Net claims and claim expenses incurred	541,217	793,533	178	1,334,928
Acquisition expenses	222,971	330,829	(186)	553,614
Operational expenses	99,546	58,603	13	158,162
Underwriting income	$296,356	$25,223	$(5)	$321,574

Net claims and claim expenses incurred - current accident year	$536,197	$813,251	$—	$1,349,448
Net claims and claim expenses incurred - prior accident years	5,020	(19,718)	178	(14,520)
Net claims and claim expenses incurred - total	$541,217	$793,533	$178	$1,334,928

Net claims and claim expense ratio - current accident year	46.2%	67.3%		57.0%
Net claims and claim expense ratio - prior accident years	0.5%	(1.6)%		(0.6)%
Net claims and claim expense ratio - calendar year	46.7%	65.7%		56.4%
Underwriting expense ratio	27.8%	32.2%		30.0%
Combined ratio	74.5%	97.9%		86.4%

	Nine months ended September 30, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,561,008	$1,201,664	$—	$2,762,672
Net premiums written	$884,541	$836,267	$—	$1,720,808
Net premiums earned	$722,246	$679,271	$(1)	$1,401,516
Net claims and claim expenses incurred	222,195	420,273	(88)	642,380
Acquisition expenses	127,095	185,429	—	312,524
Operational expenses	75,933	43,121	354	119,408
Underwriting income (loss)	$297,023	$30,448	$(267)	$327,204

Net claims and claim expenses incurred - current accident year	$395,067	$444,293	$—	$839,360
Net claims and claim expenses incurred - prior accident years	(172,872)	(24,020)	(88)	(196,980)
Net claims and claim expenses incurred - total	$222,195	$420,273	$(88)	$642,380

Net claims and claim expense ratio - current accident year	54.7%	65.4%		59.9%
Net claims and claim expense ratio - prior accident years	(23.9)%	(3.5)%		(14.1)%
Net claims and claim expense ratio - calendar year	30.8%	61.9%		45.8%
Underwriting expense ratio	28.1%	33.6%		30.9%
Combined ratio	58.9%	95.5%		76.7%

4

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Gross premiums written	$314,400	$839,200	$1,032,384	$199,918	$301,413
Net premiums written	$302,982	$544,115	$564,230	$170,647	$232,632
Net premiums earned	$444,332	$425,013	$290,745	$328,585	$293,059
Net claims and claim expenses incurred	338,260	146,874	56,083	275,700	265,857
Acquisition expenses	79,521	89,711	53,739	50,817	45,524
Operational expenses	34,238	36,764	28,544	37,021	25,577
Underwriting (loss) income	$(7,687)	$151,664	$152,379	$(34,953)	$(43,899)

Net claims and claim expenses incurred - current accident year	$345,880	$136,111	$54,206	$324,118	$268,022
Net claims and claim expenses incurred - prior accident years	(7,620)	10,763	1,877	(48,418)	(2,165)
Net claims and claim expenses incurred - total	$338,260	$146,874	$56,083	$275,700	$265,857

Net claims and claim expense ratio - current accident year	77.8%	32.0%	18.6%	98.6%	91.5%
Net claims and claim expense ratio - prior accident years	(1.7)%	2.6%	0.7%	(14.7)%	(0.8)%
Net claims and claim expense ratio - calendar year	76.1%	34.6%	19.3%	83.9%	90.7%
Underwriting expense ratio	25.6%	29.7%	28.3%	26.7%	24.3%
Combined ratio	101.7%	64.3%	47.6%	110.6%	115.0%

	Three months ended
Casualty and Specialty Segment	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Gross premiums written	$546,668	$637,708	$531,911	$347,837	$324,264
Net premiums written	$401,148	$478,850	$364,801	$240,447	$220,623
Net premiums earned	$462,416	$486,489	$259,283	$246,027	$238,791
Net claims and claim expenses incurred	316,099	306,501	170,933	202,047	144,671
Acquisition expenses	122,654	137,963	70,212	69,650	64,238
Operational expenses	19,198	23,016	16,389	21,762	14,976
Underwriting income (loss)	$4,465	$19,009	$1,749	$(47,432)	$14,906

Net claims and claim expenses incurred - current accident year	$319,087	$317,029	$177,135	$227,289	$151,904
Net claims and claim expenses incurred - prior accident years	(2,988)	(10,528)	(6,202)	(25,242)	(7,233)
Net claims and claim expenses incurred - total	$316,099	$306,501	$170,933	$202,047	$144,671

Net claims and claim expense ratio - current accident year	69.0%	65.2%	68.3%	92.4%	63.6%
Net claims and claim expense ratio - prior accident years	(0.6)%	(2.2)%	(2.4)%	(10.3)%	(3.0)%
Net claims and claim expense ratio - calendar year	68.4%	63.0%	65.9%	82.1%	60.6%
Underwriting expense ratio	30.6%	33.1%	33.4%	37.2%	33.2%
Combined ratio	99.0%	96.1%	99.3%	119.3%	93.8%

5

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Revenues
Gross premiums written	$32,986	$206,052	$186,114	$33,940	$53,328	$425,152	$352,856
Net premiums written	$30,605	$165,394	$167,919	$26,108	$50,994	$363,918	$291,064
Decrease (increase) in unearned premiums	63,671	(78,769)	(89,594)	72,709	39,717	(104,692)	(81,403)
Net premiums earned	94,276	86,625	78,325	98,817	90,711	259,226	209,661
Net investment income	13,813	13,597	12,823	13,543	12,327	40,233	33,516
Net foreign exchange (losses) gains	(174)	(936)	(256)	(244)	131	(1,366)	686
Other income	—	139	205	209	210	344	280
Net realized and unrealized gains (losses) on investments	6,493	20,914	22,435	427	(3,517)	49,842	(27,202)
Total revenues	114,408	120,339	113,532	112,752	99,862	348,279	216,941
Expenses
Net claims and claim expenses incurred	45,325	10,986	3,663	169,716	72,818	59,974	37,931
Acquisition expenses	15,762	21,211	16,966	(2,591)	9,284	53,939	47,907
Operational and corporate expenses	12,139	9,777	10,650	4,490	11,560	32,566	28,690
Interest expense	1,859	1,858	1,858	1,859	1,859	5,575	5,575
Total expenses	75,085	43,832	33,137	173,474	95,521	152,054	120,103
Income (loss) before taxes	39,323	76,507	80,395	(60,722)	4,341	196,225	96,838
Income tax (expense) benefit	(177)	243	(142)	21	448	(76)	(667)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$39,146	$76,750	$80,253	$(60,701)	$4,789	$196,149	$96,171

Net claims and claim expenses incurred - current accident year	$80,022	$5,623	$10,300	$206,323	$74,632	$95,945	$92,442
Net claims and claim expenses incurred - prior accident years	(34,697)	5,363	(6,637)	(36,607)	(1,814)	(35,971)	(54,511)
Net claims and claim expenses incurred - total	$45,325	$10,986	$3,663	$169,716	$72,818	$59,974	$37,931

Net claims and claim expense ratio - current accident year	84.9%	6.5%	13.2%	208.8%	82.3%	37.0%	44.1%
Net claims and claim expense ratio - prior accident years	(36.8)%	6.2%	(8.5)%	(37.1)%	(2.0)%	(13.9)%	(26.0)%
Net claims and claim expense ratio - calendar year	48.1%	12.7%	4.7%	171.7%	80.3%	23.1%	18.1%
Underwriting expense ratio	29.6%	35.8%	35.2%	2.0%	23.0%	33.4%	36.5%
Combined ratio	77.7%	48.5%	39.9%	173.7%	103.3%	56.5%	54.6%

6

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Assets
Fixed maturity investments trading, at fair value	$11,386,228	$10,479,666	$9,473,160	$8,088,870	$7,814,779
Short term investments, at fair value	4,116,156	4,579,171	4,012,815	2,586,520	2,461,415
Equity investments trading, at fair value	379,422	273,646	389,937	310,252	413,271
Other investments, at fair value	962,109	955,437	878,373	784,933	738,919
Investments in other ventures, under equity method	103,978	100,396	98,563	115,172	117,307
Total investments	16,947,893	16,388,316	14,852,848	11,885,747	11,545,691
Cash and cash equivalents	871,251	670,626	1,021,275	1,107,922	453,041
Premiums receivable	2,799,954	3,140,688	2,753,098	1,537,188	1,787,095
Prepaid reinsurance premiums	972,047	1,158,534	1,086,027	616,185	795,496
Reinsurance recoverable	2,438,299	2,865,150	2,908,343	2,372,221	1,204,059
Accrued investment income	73,509	76,949	64,615	51,311	46,690
Deferred acquisition costs and value of business acquired	708,258	780,756	841,528	476,661	497,733
Receivable for investments sold	225,147	395,787	411,172	256,416	406,062
Other assets	344,593	344,938	353,543	135,127	121,724
Goodwill and other intangibles	263,259	265,217	267,151	237,418	238,803
Total assets	$25,644,210	$26,086,961	$24,559,600	$18,676,196	$17,096,394
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$8,602,437	$8,484,848	$8,391,484	$6,076,271	$4,952,498
Unearned premiums	2,967,535	3,362,520	3,188,678	1,716,021	2,058,851
Debt	1,383,498	1,382,890	1,191,499	991,127	990,749
Reinsurance balances payable	2,910,601	3,280,048	3,009,492	1,902,056	1,970,913
Payable for investments purchased	654,685	554,696	679,596	380,332	555,556
Other liabilities	395,186	396,651	435,418	513,609	147,328
Total liabilities	16,913,942	17,461,653	16,896,167	11,579,416	10,675,895
Redeemable noncontrolling interest	2,779,033	2,712,466	2,109,400	2,051,700	1,533,978
Shareholders' Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	44,152	44,162	44,159	42,207	40,266
Additional paid-in capital	560,166	552,210	543,889	296,099	42,395
Accumulated other comprehensive income (loss)	4,988	(3,869)	(1,470)	(1,433)	(1,483)
Retained earnings	4,691,929	4,670,339	4,317,455	4,058,207	4,155,343
Total shareholders' equity attributable to RenaissanceRe	5,951,235	5,912,842	5,554,033	5,045,080	4,886,521
Total liabilities, noncontrolling interests and shareholders' equity	$25,644,210	$26,086,961	$24,559,600	$18,676,196	$17,096,394

Book value per common share	$120.07	$119.17	$111.05	$104.13	$105.21

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018
U.S. treasuries	$4,314,006	25.4%	$3,961,306	24.2%	$3,097,089	20.9%	$3,331,411	28.0%	$3,117,911	27.0%
Agencies	507,903	3.0%	334,923	2.0%	182,904	1.2%	174,883	1.5%	143,980	1.2%
Municipal	1,629	—%	2,859	—%	256,967	1.7%	6,854	0.1%	7,061	0.1%
Non-U.S. government	379,154	2.2%	370,505	2.3%	687,021	4.6%	279,818	2.4%	254,169	2.2%
Non-U.S. government-backed corporate	263,170	1.6%	207,668	1.3%	286,331	1.9%	160,063	1.3%	137,512	1.2%
Corporate	3,453,222	20.4%	3,268,511	19.9%	2,971,018	20.0%	2,450,244	20.6%	2,448,795	21.2%
Agency mortgage-backed	1,248,722	7.4%	1,167,735	7.1%	955,616	6.4%	817,880	6.8%	836,376	7.2%
Non-agency mortgage-backed	261,850	1.5%	266,963	1.6%	272,880	1.8%	278,680	2.4%	289,649	2.5%
Commercial mortgage-backed	406,268	2.4%	374,584	2.3%	245,323	1.7%	282,294	2.4%	257,434	2.2%
Asset-backed	550,304	3.3%	524,612	3.2%	518,011	3.5%	306,743	2.6%	321,892	2.9%
Total fixed maturity investments, at fair value	11,386,228	67.2%	10,479,666	63.9%	9,473,160	63.7%	8,088,870	68.1%	7,814,779	67.7%
Short term investments, at fair value	4,116,156	24.3%	4,579,171	28.0%	4,012,815	27.1%	2,586,520	21.8%	2,461,415	21.3%
Total consolidated fixed maturity and short term investments, at fair value	15,502,384	91.5%	15,058,837	91.9%	13,485,975	90.8%	10,675,390	89.9%	10,276,194	89.0%
Equity investments trading, at fair value	379,422	2.2%	273,646	1.7%	389,937	2.6%	310,252	2.6%	413,271	3.6%
Other investments, at fair value	962,109	5.7%	955,437	5.8%	878,373	5.9%	784,933	6.5%	738,919	6.4%
Total managed investment portfolio	16,843,915	99.4%	16,287,920	99.4%	14,754,285	99.3%	11,770,575	99.0%	11,428,384	99.0%
Investments in other ventures, under equity method	103,978	0.6%	100,396	0.6%	98,563	0.7%	115,172	1.0%	117,307	1.0%
Total investments	$16,947,893	100.0%	$16,388,316	100.0%	$14,852,848	100.0%	$11,885,747	100.0%	$11,545,691	100.0%

Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$15,502,384		$15,058,837		$13,485,975		$10,675,390		$10,276,194
Weighted average yield to maturity of fixed maturity and short term investments	2.2%		2.4%		2.7%		3.2%		3.1%
Average duration of fixed maturities and short term investments	2.8		2.7		2.5		2.1		2.0
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$11,075,699		$10,787,618		$9,811,977		$7,647,460		$7,600,044
Weighted average yield to maturity of retained fixed maturity and short term investments	2.3%		2.5%		2.8%		3.4%		3.3%
Average duration of retained fixed maturities and short term investments	3.5		3.1		3.0		2.3		2.4

(1)	Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.

(2)
Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

8

RenaissanceRe Holdings Ltd.
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018
AAA	$1,215,518	10.7%	$1,121,450	10.7%	$1,221,347	12.9%	$769,757	9.5%	$732,294	9.4%
AA	6,699,860	58.8%	6,073,777	58.0%	5,302,980	56.0%	4,745,307	58.7%	4,496,120	57.5%
A	1,671,934	14.7%	1,548,705	14.8%	1,385,193	14.6%	928,205	11.5%	880,744	11.3%
BBB	967,928	8.5%	898,740	8.6%	758,720	8.0%	658,825	8.1%	631,290	8.1%
Non-investment grade and not rated	830,988	7.3%	836,994	7.9%	804,920	8.5%	986,776	12.2%	1,074,331	13.7%
Total fixed maturity investments, at fair value	$11,386,228	100.0%	$10,479,666	100.0%	$9,473,160	100.0%	$8,088,870	100.0%	$7,814,779	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$603,806	5.3%	$616,578	5.9%	$744,030	7.8%	$507,728	6.3%	$301,817	3.9%
Due after one through five years	5,893,946	51.8%	5,176,183	49.4%	5,301,425	56.0%	4,762,712	58.9%	4,694,059	60.0%
Due after five through ten years	2,232,264	19.6%	1,896,176	18.1%	1,154,682	12.2%	1,056,087	13.1%	1,020,157	13.1%
Due after ten years	189,068	1.7%	456,835	4.3%	281,193	3.0%	76,746	0.9%	93,395	1.2%
Mortgage-backed securities	1,916,840	16.8%	1,809,282	17.3%	1,473,819	15.5%	1,378,854	17.0%	1,383,459	17.7%
Asset-backed securities	550,304	4.8%	524,612	5.0%	518,011	5.5%	306,743	3.8%	321,892	4.1%
Total fixed maturity investments, at fair value	$11,386,228	100.0%	$10,479,666	100.0%	$9,473,160	100.0%	$8,088,870	100.0%	$7,814,779	100.0%

9

RenaissanceRe Holdings Ltd.
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating
					Credit Rating (1)
September 30, 2019	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$4,116,156	$4,116,156	24.3%	1.7%	$3,710,950	$371,500	$31,943	$348	$89	$1,326
		100.0%			90.2%	9.0%	0.8%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	4,244,917	4,314,006	25.4%	1.7%	—	4,314,006	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	166,864	166,496	1.0%	1.9%	—	166,496	—	—	—	—
Other agencies	338,512	341,407	2.0%	2.1%	—	341,407	—	—	—	—
Total agencies	505,376	507,903	3.0%	2.0%	—	507,903	—	—	—	—
Municipal	1,581	1,629	—%	3.0%	1,068	—	561	—	—	—
Non-U.S. government	377,702	379,154	2.2%	1.7%	299,005	66,467	11,365	1,178	1,139	—
Non-U.S. government-backed corporate	260,469	263,170	1.6%	2.0%	91,117	127,295	43,456	—	1,302	—
Corporate	3,384,905	3,453,222	20.4%	3.0%	44,030	274,553	1,606,601	914,903	596,752	16,383
Mortgage-backed
Residential mortgage-backed
Agency securities	1,228,247	1,248,722	7.4%	2.5%	—	1,248,722	—	—	—	—
Non-agency securities - Alt A	198,243	210,133	1.2%	3.7%	12,949	7,014	2,906	8,405	146,854	32,005
Non-agency securities - Prime	49,376	51,717	0.3%	3.3%	11,209	2,426	2,935	615	18,833	15,699
Total residential mortgage-backed	1,475,866	1,510,572	8.9%	2.7%	24,158	1,258,162	5,841	9,020	165,687	47,704
Commercial mortgage-backed	412,852	406,268	2.4%	2.5%	320,360	70,044	2,707	11,507	1,650	—
Total mortgage-backed	1,888,718	1,916,840	11.3%	2.7%	344,518	1,328,206	8,548	20,527	167,337	47,704
Asset-backed
Collateralized loan obligations	502,270	501,130	3.0%	3.5%	390,083	81,182	—	29,865	—	—
Credit cards	16,284	16,496	0.1%	2.0%	16,496	—	—	—	—	—
Auto loans	16,820	17,130	0.1%	2.1%	17,130	—	—	—	—	—
Other	15,352	15,548	0.1%	2.8%	12,071	248	1,403	1,455	—	371
Total asset-backed	550,726	550,304	3.3%	3.4%	435,780	81,430	1,403	31,320	—	371
Total securitized assets	2,439,444	2,467,144	14.6%	2.8%	780,298	1,409,636	9,951	51,847	167,337	48,075
Total fixed maturity investments	11,214,394	11,386,228	67.2%	2.4%	1,215,518	6,699,860	1,671,934	967,928	766,530	64,458
		100.0%			10.7%	58.8%	14.7%	8.5%	6.7%	0.6%
Weighted average yield to maturity of fixed maturity and short term investments				2.2%
Equity investments trading		379,422	2.2%		—	—	—	—	—	379,422
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		659,466	3.9%		—	—	—	—	659,466	—
Private equity investments		266,048	1.6%		—	—	—	—	—	266,048
Senior secured bank loan funds		24,567	0.1%		—	—	—	—	—	24,567
Hedge funds		12,028	0.1%		—	—	—	—	—	12,028
Total other investments		962,109	5.7%		—	—	—	—	659,466	302,643
		100.0%			—%	—%	—%	—%	68.5%	31.5%
Investments in other ventures		103,978	0.6%		—	—	—	—	—	103,978
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$16,947,893	100.0%		$4,926,468	$7,071,360	$1,703,877	$968,276	$1,426,085	$851,827
		100.0%			29.1%	41.7%	10.1%	5.7%	8.4%	5.0%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

10

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Fixed maturity investments	$82,977	$88,106	$61,483	$60,189	$55,725	$232,566	$151,784
Short term investments	15,061	17,807	11,844	11,231	9,403	44,712	22,340
Equity investments trading	1,326	916	1,027	1,383	903	3,269	3,091
Other investments
Private equity investments	(4,597)	10,309	2,454	(11,672)	8,723	8,166	12,149
Other	22,538	630	7,245	(4,871)	8,665	30,413	27,346
Cash and cash equivalents	1,978	2,306	1,517	1,102	1,104	5,801	2,708
	119,283	120,074	85,570	57,362	84,523	324,927	219,418
Investment expenses	(5,439)	(4,242)	(4,108)	(4,024)	(3,827)	(13,789)	(10,890)
Net investment income	113,844	115,832	81,462	53,338	80,696	311,138	208,528

Gross realized gains	34,710	28,512	24,373	6,339	5,229	87,595	14,945
Gross realized losses	(4,609)	(7,217)	(22,943)	(23,399)	(15,327)	(34,769)	(67,699)
Net realized gains (losses) on fixed maturity investments	30,101	21,295	1,430	(17,060)	(10,098)	52,826	(52,754)
Net unrealized gains (losses) on fixed maturity investments trading	17,226	121,991	103,922	16,212	(8,730)	243,139	(73,522)
Net realized and unrealized gains (losses) on investments-related derivatives	11,134	37,173	13,796	(8,021)	2,563	62,103	(763)
Net realized (losses) gains on equity investments trading	(72)	31,899	(1,161)	5,898	21,259	30,666	21,841
Net unrealized (losses) gains on equity investments trading	(26,451)	(18,355)	52,658	(85,683)	8,636	7,852	18,783
Net realized and unrealized gains (losses) on investments	31,938	194,003	170,645	(88,654)	13,630	396,586	(86,415)
Total investment result	$145,782	$309,835	$252,107	$(35,316)	$94,326	$707,724	$122,113

Total investment return - annualized	3.6%	8.0%	8.0%	(1.2)%	3.3%	6.0%	1.5%

11

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2019
Property	$1,170,009	$1,493,600	$916,314	$3,579,923
Casualty and Specialty	1,475,505	151,555	3,389,344	5,016,404
Other	2,944	—	3,166	6,110
Total	$2,648,458	$1,645,155	$4,308,824	$8,602,437

June 30, 2019
Property	$1,191,810	$1,635,595	$791,628	$3,619,033
Casualty and Specialty	1,450,805	128,701	3,280,133	4,859,639
Other	3,010	—	3,166	6,176
Total	$2,645,625	$1,764,296	$4,074,927	$8,484,848

March 31, 2019
Property	$1,243,455	$1,598,283	$844,681	$3,686,419
Casualty and Specialty	1,454,164	121,165	3,125,166	4,700,495
Other	1,404	—	3,166	4,570
Total (1)	$2,699,023	$1,719,448	$3,973,013	$8,391,484

December 31, 2018
Property	$690,718	$1,308,307	$1,087,229	$3,086,254
Casualty and Specialty	771,537	116,877	2,096,979	2,985,393
Other	1,458	—	3,166	4,624
Total	$1,463,713	$1,425,184	$3,187,374	$6,076,271

September 30, 2018
Property	$610,932	$744,391	$774,220	$2,129,543
Casualty and Specialty	773,732	102,631	1,940,244	2,816,607
Other	3,240	—	3,108	6,348
Total	$1,387,904	$847,022	$2,717,572	$4,952,498

(1)
Included in the Company’s reserves for claims and claim expenses balance at March 31, 2019 is $2.4 billion of gross reserves for claims and claim expenses, at fair value, acquired as a result of the acquisition of the TMR Group Entities.

12

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended September 30, 2019			Three months ended September 30, 2018
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$8,484,848	$2,865,150	$5,619,698	$4,702,345	$1,454,991	$3,247,354
Incurred claims and claim expenses
Current year	800,627	135,660	664,967	516,637	96,711	419,926
Prior years	(85,913)	(75,466)	(10,447)	(1,764)	7,652	(9,416)
Total incurred claims and claim expenses	714,714	60,194	654,520	514,873	104,363	410,510
Paid claims and claim expenses
Current year	82,427	6,288	76,139	31,346	7,173	24,173
Prior years	472,148	479,170	(7,022)	229,019	348,117	(119,098)
Total paid claims and claim expenses	554,575	485,458	69,117	260,365	355,290	(94,925)
Foreign exchange	(42,550)	(1,587)	(40,963)	(4,355)	(5)	(4,350)
Reserve for claims and claim expenses, end of period	$8,602,437	$2,438,299	$6,164,138	$4,952,498	$1,204,059	$3,748,439

	Nine months ended September 30, 2019			Nine months ended September 30, 2018
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$6,076,271	$2,372,221	$3,704,050	$5,080,408	$1,586,630	$3,493,778
Incurred claims and claim expenses
Current year	1,627,026	277,578	1,349,448	1,067,071	227,711	839,360
Prior years	177,863	192,383	(14,520)	(249,511)	(52,531)	(196,980)
Total incurred claims and claim expenses	1,804,889	469,961	1,334,928	817,560	175,180	642,380
Paid claims and claim expenses
Current year	138,368	9,897	128,471	59,378	11,303	48,075
Prior years	1,484,390	920,851	563,539	873,132	546,440	326,692
Total paid claims and claim expenses	1,622,758	930,748	692,010	932,510	557,743	374,767
Amounts acquired (1)	2,388,210	529,435	1,858,775	—	—	—
Foreign exchange (2)	(44,175)	(2,570)	(41,605)	(12,960)	(8)	(12,952)
Reserve for claims and claim expenses, end of period	$8,602,437	$2,438,299	$6,164,138	$4,952,498	$1,204,059	$3,748,439

(1)	Represents the fair value of the TMR Group Entities reserves for claims and claim expenses, net of reinsurance recoverables, acquired at March 22, 2019.

(2)	Reflects the impact of the foreign exchange revaluation of net reserves denominated in non-U.S. dollars as at the balance sheet date.

13

RenaissanceRe Holdings Ltd.
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd., Top Layer Reinsurance Ltd. ("Top Layer Re"), Vermeer Reinsurance Ltd. and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. Structured reinsurance products and other include Fibonacci Reinsurance Ltd., as well as certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Management fee income
Joint ventures	$11,434	$9,519	$9,735	$3,628	$9,265	$30,688	$22,759
Managed funds	4,558	6,467	3,797	3,051	3,260	14,822	8,411
Structured reinsurance products and other	8,765	9,976	8,245	8,213	8,530	26,986	25,099
Total management fee income	24,757	25,962	21,777	14,892	21,055	72,496	56,269

Performance fee income (loss)
Joint ventures	5,278	5,218	2,538	3,193	853	13,034	11,900
Managed funds	1,688	470	298	(4,430)	2,539	2,456	4,492
Structured reinsurance products and other	275	8,541	4,191	(5,020)	(1,568)	13,007	8,600
Total performance fee income (loss) (1)	7,241	14,229	7,027	(6,257)	1,824	28,497	24,992

Total fee income	$31,998	$40,191	$28,804	$8,635	$22,879	$100,993	$81,261

(1)
Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

14

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$36,698	$367,854	$273,717	$(83,906)	$32,681
Amount allocated to participating common shareholders (1)	(446)	(4,393)	(3,121)	(157)	(294)
	$36,252	$363,461	$270,596	$(84,063)	$32,387
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	43,462	43,483	42,065	40,111	39,624
Per common share equivalents of employee stock options and non-vested shares	75	38	26	—	13
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,537	43,521	42,091	40,111	39,637

Basic income (loss) per RenaissanceRe common share	$0.83	$8.36	$6.43	$(2.10)	$0.82
Diluted income (loss) per RenaissanceRe common share	$0.83	$8.35	$6.43	$(2.10)	$0.82

	Nine months ended
(common shares in thousands)	September 30, 2019	September 30, 2018
Numerator:
Net income available to RenaissanceRe common shareholders	$678,269	$281,182
Amount allocated to participating common shareholders (1)	(8,074)	(2,977)
	$670,195	$278,205
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	43,003	39,606
Per common share equivalents of employee stock options and non-vested shares	46	21
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	43,049	39,627

Basic income per RenaissanceRe common share	$15.58	$7.02
Diluted income per RenaissanceRe common share	$15.57	$7.02

(1)	Represents earnings attributable to holders of non-vested shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

15

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance Ltd. (1)	A+	A+	A1	A+
DaVinci Reinsurance Ltd. (1)	A	A+	A3	—
Renaissance Reinsurance of Europe Unlimited Company (1)	A+	A+	—	—
Renaissance Reinsurance U.S. Inc. (1)	A+	A+	—	—
RenaissanceRe Europe AG (1)	A+	A+	—	—
RenaissanceRe Specialty U.S. (1)	A+	A+	—	—
Top Layer Reinsurance Ltd. (1)	A+	AA	—	—
Vermeer Reinsurance Ltd. (1)	A	—	—	—

RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	Very Strong	Very Strong	—	—
Ratings as of October 25, 2019.
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer’s financial strength rating, the S&P ratings reflect the applicable insurer's long-term issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent RenaissanceRe Syndicate 1458's financial strength rating.
(3) The A.M. Best rating for RenaissanceRe reflects a very strong Enterprise Risk Management ("ERM") score within A.M. Best’s credit ratings methodology. The S&P rating for RenaissanceRe represents the rating on its ERM practices.

16

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Property Segment
Catastrophe	$102,779	$602,656	$845,213	$108,937	$212,330	$1,550,648	$1,240,387
Other property	211,621	236,544	187,171	90,981	89,083	635,336	320,621
Property segment gross premiums written	$314,400	$839,200	$1,032,384	$199,918	$301,413	$2,185,984	$1,561,008

Casualty and Specialty Segment
General casualty (1)	$191,447	$258,357	$153,334	$75,797	$97,026	610,563	377,300
Professional liability (2)	151,754	167,206	149,377	119,391	111,536	460,912	366,460
Financial lines (3)	111,459	91,202	127,356	102,167	69,253	330,017	250,735
Other (4)	92,008	120,943	101,844	50,482	46,449	314,795	207,169
Casualty and Specialty segment gross premiums written	$546,668	$637,708	$531,911	$347,837	$324,264	$1,716,287	$1,201,664

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

17

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended September 30, 2019			Three months ended September 30, 2018
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$102,779	$211,621	$314,400	$212,330	$89,083	$301,413
Net premiums written	$96,264	$206,718	$302,982	$147,196	$85,436	$232,632
Net premiums earned	$241,408	$202,924	$444,332	$210,260	$82,799	$293,059
Net claims and claim expenses incurred (recovered)	159,510	178,750	338,260	192,652	73,205	265,857
Acquisition expenses	30,074	49,447	79,521	20,771	24,753	45,524
Operational expenses	27,682	6,556	34,238	20,896	4,681	25,577
Underwriting income (loss)	$24,142	$(31,829)	$(7,687)	$(24,059)	$(19,840)	$(43,899)

Net claims and claim expenses incurred - current accident year	$193,002	$152,878	$345,880	$194,282	$73,740	$268,022
Net claims and claim expenses incurred - prior accident years	(33,492)	25,872	(7,620)	(1,630)	(535)	(2,165)
Net claims and claim expenses incurred - total	$159,510	$178,750	$338,260	$192,652	$73,205	$265,857

Net claims and claim expense ratio - current accident year	79.9%	75.3%	77.8%	92.4%	89.1%	91.5%
Net claims and claim expense ratio - prior accident years	(13.8)%	12.8%	(1.7)%	(0.8)%	(0.7)%	(0.8)%
Net claims and claim expense ratio - calendar year	66.1%	88.1%	76.1%	91.6%	88.4%	90.7%
Underwriting expense ratio	23.9%	27.6%	25.6%	19.8%	35.6%	24.3%
Combined ratio	90.0%	115.7%	101.7%	111.4%	124.0%	115.0%

	Nine months ended September 30, 2019			Nine months ended September 30, 2018
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,550,648	$635,336	$2,185,984	$1,240,387	$320,621	$1,561,008
Net premiums written	$859,408	$551,919	$1,411,327	$620,046	$264,495	$884,541
Net premiums earned	$644,172	$515,918	$1,160,090	$477,310	$244,936	$722,246
Net claims and claim expenses incurred (recovered)	183,273	357,944	541,217	89,903	132,292	222,195
Acquisition expenses	89,480	133,491	222,971	54,785	72,310	127,095
Operational expenses	80,131	19,415	99,546	62,913	13,020	75,933
Underwriting income	$291,288	$5,068	$296,356	$269,709	$27,314	$297,023

Net claims and claim expenses incurred - current accident year	$234,667	$301,530	$536,197	$237,788	$157,279	$395,067
Net claims and claim expenses incurred - prior accident years	(51,394)	56,414	5,020	(147,885)	(24,987)	(172,872)
Net claims and claim expenses incurred - total	$183,273	$357,944	$541,217	$89,903	$132,292	$222,195

Net claims and claim expense ratio - current accident year	36.4%	58.4%	46.2%	49.8%	64.2%	54.7%
Net claims and claim expense ratio - prior accident years	(7.9)%	11.0%	0.5%	(31.0)%	(10.2)%	(23.9)%
Net claims and claim expense ratio - calendar year	28.5%	69.4%	46.7%	18.8%	54.0%	30.8%
Underwriting expense ratio	26.3%	29.6%	27.8%	24.7%	34.8%	28.1%
Combined ratio	54.8%	99.0%	74.5%	43.5%	88.8%	58.9%

18

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments attributable to RenaissanceRe common shareholders, transaction and integration expenses associated with the acquisition of the TMR Group Entities and the income tax expense or benefit associated with these exclusions to “net income (loss) available (attributable) to RenaissanceRe common shareholders". The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives; certain transaction and integration expenses associated with the acquisition of the TMR Group Entities; and the associated income tax expense or benefit of these adjustments. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

RenaissanceRe Holdings Ltd.
Comments on Regulation G

	Three months ended					Nine months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$36,698	$367,854	$273,717	$(83,906)	$32,681	$678,269	$281,182
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(30,683)	(177,418)	(153,164)	88,987	(16,371)	(361,265)	65,218
Adjustment for transaction and integration expenses associated with the acquisition of the TMR Group Entities	4,022	14,483	25,520	3,296	—	44,025	—
Adjustment for income tax expense (benefit) (2)	2,929	7,653	8,287	(3,580)	1,536	18,869	(2,170)
Operating income available to RenaissanceRe common shareholders	$12,966	$212,572	$154,360	$4,797	$17,846	$379,898	$344,230

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.83	$8.35	$6.43	$(2.10)	$0.82	$15.57	$7.02
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(0.70)	(4.08)	(3.64)	2.22	(0.41)	(8.39)	1.65
Adjustment for transaction and integration expenses associated with the acquisition of the TMR Group Entities	0.09	0.33	0.61	0.08	—	1.02	—
Adjustment for income tax expense (benefit) (2)	0.07	0.18	0.20	(0.09)	0.04	0.44	(0.05)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$0.29	$4.78	$3.60	$0.11	$0.45	$8.64	$8.62

Return on average common equity - annualized	2.8%	28.9%	23.5%	(7.8)%	3.1%	18.2%	9.1%
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(2.3)%	(13.9)%	(13.2)%	8.2%	(1.5)%	(9.7)%	2.1%
Adjustment for transaction and integration expenses associated with the acquisition of the TMR Group Entities	0.3%	1.1%	2.2%	0.3%	—%	1.2%	—%
Adjustment for income tax expense (benefit) (2)	0.2%	0.6%	0.8%	(0.3)%	0.1%	0.5%	(0.1)%
Operating return on average common equity - annualized	1.0%	16.7%	13.3%	0.4%	1.7%	10.2%	11.1%

(1)
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders represents: net realized and unrealized gains (losses) on investments as set forth in the Company's consolidated statement of operations less net realized and unrealized gains (losses) attributable to redeemable noncontrolling interests, which is included in net income attributable to redeemable noncontrolling interests in the Company's consolidated statement of operations. Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

(2)
Adjustment for income tax expense (benefit) represents the income tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

19

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Book value per common share	$120.07	$119.17	$111.05	$104.13	$105.21
Adjustment for goodwill and other intangibles (1)	(6.55)	(6.60)	(6.66)	(6.28)	(6.63)
Tangible book value per common share	113.52	112.57	104.39	97.85	98.58
Adjustment for accumulated dividends	20.34	20.00	19.66	19.32	18.99
Tangible book value per common share plus accumulated dividends	$133.86	$132.57	$124.05	$117.17	$117.57

Quarterly change in book value per common share	0.8%	7.3%	6.6%	(1.0)%	0.6%
Quarterly change in tangible book value per common share plus change in accumulated dividends	1.1%	8.2%	7.0%	(0.4)%	1.1%
Year to date change in book value per common share	15.3%	14.4%	6.6%	4.4%	5.5%
Year to date change in tangible book value per common share plus change in accumulated dividends	17.1%	15.7%	7.0%	6.4%	6.8%

(1)
At September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, goodwill and other intangibles included $25.6 million, $26.3 million, $27.0 million, $27.7 million and $28.4 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

20

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment results included in net income (loss) available (attributable) to RenaissanceRe common shareholders. A reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value” is included below:

	At
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018

Fixed maturity investments, at fair value	$11,386,228	$10,479,666	$9,473,160	$8,088,870	$7,814,779
Short term investments, at fair value	4,116,156	4,579,171	4,012,815	2,586,520	2,461,415
Total consolidated fixed maturity and short term investments, at fair value	$15,502,384	$15,058,837	$13,485,975	$10,675,390	$10,276,194
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures	(4,426,685)	(4,271,219)	(3,673,998)	(3,027,930)	(2,676,150)
Retained fixed maturity and short term investments, at fair value	$11,075,699	$10,787,618	$9,811,977	$7,647,460	$7,600,044

21